                                 FORM N-23C-3
                       NOTIFICATION OF REPURCHASE OFFER
                            PURSUANT TO RULE 23C-3


1.   Investment Company Act File Number 811-8727
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2.   Date of Notification: December 15, 2000
                           -----------------

3.   Exact name of investment company as specified in registration statement:

            NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

4.   Address of principal executive office:

                              286 CONGRESS STREET
                     C/O AMERICAN GENERAL ASSET MANAGEMENT
                                BOSTON MA 02210

5.   Check one of the following:

     A. [X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

     B. [_] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

     C. [_] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.


By:  Thomas J. Brown
     Treasurer

 This is notification of the regularly scheduled monthly tender offer. If you are not interested in selling your shares at this time, kindly disregard this notice.


December 15, 2000

Dear North American Senior Floating Rate Fund, Inc. Shareholder:

This letter is to announce the monthly tender offer, also referred to as a repurchase offer, for the North American Senior Floating Rate Fund, Inc. The purpose of this tender offer is to provide easy access to your assets. The Fund will repurchase shares only by tender offer and only during the Fund's regularly scheduled monthly tender offers.

The monthly tender offer period will begin on December 15, 2000, and end on December 29, 2000. If you wish to redeem shares, your repurchase request form must be received by 4:00 p.m. on December 29, 2000. All repurchase request forms received during this period will be processed on December 29, 2000. Unless you direct otherwise, the longest-held Class C shares will be repurchased first.

Please disregard this notice if you are not interested in selling shares at this time. However, if you would like to sell shares for cash in this tender offer or exchange to one of the other North American portfolios, complete the Repurchase Request Form included with this letter and return it to North American Funds, P.O. Box 8505, Boston, MA 02266-8505.

           All requests to tender shares must be received in good order by the Fund by 4:00 p.m. December 29, 2000.

If you have any questions, call your financial consultant, or call North American Funds at 1-800-872-8037.

Sincerely,

North American Funds Shareholder Services

                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
                            REPURCHASE REQUEST FORM

Please accept this tender of the shares designated below for repurchase at a price equal to their net asset value (NAV) per share on the repurchase pricing date, less any applicable early withdrawal charge.

1. Account
Registration: ______________________________________________________
If joint account, both shareholders must sign. If shareholder is a corporation or trust, capacity to act must be included (i.e., resolution of certification).

                                             3. DayTime Telephone Number:
2. Account Number:


                                                (   )


4. Shares Tendered: Please check applicable box(es)*

  [_] Dollar Amount....... Please tender enough shares to net $

  [_] Share Amount........ Please tender         shares from my Account.

  [_] Full Tender......... Please tender all shares from my Account.

  [_] IRA Distribution.... Please complete section below.

  Federal Income Tax
   Withholding        [_] I do not want federal income tax withheld from my distribution.
                      [_] Withhold  % of my distribution for federal income tax.

  Reason for IRA
   Distribution       [_] Pre-Exempt    [_] Premature       [_] Over 59 1/2 years of age

                      [_] Disability    [_] Minimum Distribution

                      [_] Return of Excess Contribution

5. *Payment and Delivery Instructions: Please make check payable and mail to:

    [_] Address of Record  [_] Other


* Your request to tender over $50,000.00 or to send checks to an address other than that of record must be signature guaranteed by a member firm of a regional national securities exchange or of an NASD member, a commercial bank or trust company or other eligible guarantor institution as defined in Rule 17Ad-15(a)(2) under the Securities and Exchange Act of 1934.


6. EXCHANGE TO:                                                      $ AMOUNT
Int'l Small Cap                904 B                905 C
Balanced                       251 B                372 C
Global Equity                  247 B                280 C
Small Cap Growth               323 B                324 C
Mid Cap Growth                 901 B                902 C
Large Cap Growth               907 B                908 C
Money Market                   279 B                373 C
Mid Cap Value                 1413 B               1414 C
Science &
 Technology                   1448 B               1449 C
Small Cap Index               1421 B               1422 C
Socially
 Responsible                  1425 B               1426 C
Stock Index                   1417 B               1418 C

                                                                     $ AMOUNT
Int'l Equity                   786 B                787 C
Growth & Income                252 B                302 C
Strategic Income               256 B                329 C
Core Bond                      257 B                331 C
Municipal Bond                 277 B                354 C
US Gov't Secs                  253 B                307 C
Aggressive
 Growth
 Lifestyle                    1435 B               1436 C
Moderate Growth
 Lifestyle                    1439 B               1440 C
Conservative
 Growth
 Lifestyle                    1443 B               1444 C
High Yield Bond               1429 B               1430 C
Municipal Money
 Market                       1446 B                899 C
Other

7. SIGNATURE(S) of owners Exactly as Registered:

    Signature                 Signature                  Date

If you have any questions concerning this form, please call North American Funds at 1-800-872-8037.
After completing this form, return to: North American Funds
                        P.O. Box 8505
                        Boston, MA 02266-8505

                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
                           REPURCHASE OFFER DOCUMENT

1. The Offer. North American Senior Floating Rate Fund, Inc., (the "Fund") is offering (the "Offer") to repurchase for cash up to ten (10%) of its issued and outstanding shares ("Shares") at a price equal to the net asset value per share ("NAV") as of the close of business on the New York Stock Exchange on the Repurchase Pricing Date (defined below) less any applicable early withdrawal charge (described below), upon the terms and conditions set forth herein. The purpose of the Offer is to provide liquidity to shareholders because no secondary market exists for the Shares. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.

2. Net Asset Value. The NAV of the Funds on December 8, 2000 was $9.66 per Share. The NAV can fluctuate. Please call North American at 1-800-872-8037 for current price information. The Fund's shares are not traded on any organized market.

3. Repurchase Request Deadline. All tenders of Shares for repurchase must be received in proper form by the Fund on or before 4:00 p.m. Eastern time, on December 29, 2000.

4. Repurchase Pricing Date. The NAV for the repurchase will be determined on December 29, 2000. This NAV could be lower than the NAV on the date you submit your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund expects to make payment for all shares repurchased the day following the Repurchase Pricing Date; in any event, the Fund will pay repurchase proceeds within 5 business days or 7 calendar days (whichever is sooner) after the Repurchase Pricing Date. The Fund will not charge a repurchase fee. An early withdrawal charge of up to 3% may be imposed on Class B shares that have been held for less than four years and 1% on Class C shares that have been held for less than one year. Please check your shareholdings and the Fund's prospectus.

6. Increase in Number of Shares Repurchased: Pro Rata Repurchases. If shareholders tender for repurchase more than 10% of the Shares, the Fund may (but is not obligated to) repurchase an additional two percent (2%) of the shares. If the Fund determines not to repurchase the additional 2%, or if shareholders tender an amount exceeding 12% of the Shares, the Fund will repurchase shares tendered on a pro rata basis.
    There can be no assurance that the Fund will be able to repurchase all shares that you have tendered, even if you tender all shares held in your account. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment at net asset value. You may have to wait until a later month to tender shares that the Fund is unable to repurchase, and you would be subject to the risk of net asset value fluctuations during this time period.

7. Withdrawal of Shares to be Repurchased. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m. Eastern Time, on December 29, 2000.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone a Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Directors, including a majority of the independent Directors. These circumstances are limited and include the following:
     (a) if the Repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;
     (b) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;
     (c) if the shares are listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association (e.g., NASDAQ) and the Repurchase would cause the shares to lose that status;
     (d) during any period in which any market on which the securities owned by the fund are principally traded is closed (other than customary week-end and holiday closings), or during any period in which trading on the market is restricted; or
     (e) for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

You will be notified if the Fund suspends or postpones the Offer. If the Fund renews the Offer after a suspension or postponement, you will be sent a new notification.

9. Tax Consequences. Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in the Offer and should review the tax information in the Fund's prospectus and statement of additional information. A tender of shares pursuant to the Offer (including an exchange for shares of another North American Fund) will be treated as a taxable sale or exchange of the shares if the tender (i) completely terminates the shareholder's interest in the Fund, (ii) is treated as a distribution that is "substantially disproportionate" or (iii) is treated as a distribution that is "not essentially equivalent to a dividend." A "substantially disproportionate" distribution generally requires a reduction of at least 20% in the shareholder's proportionate interest in the Fund after all shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.
  Under these rules, if a shareholder tenders all shares of the Fund that he or she owns or is considered to own, the shareholder will realize a taxable sale. If a shareholder tenders less than all shares of the Fund that he or she owns or is considered to own, the repurchase may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares. If that occurs, there is a risk that non-tendering shareholder's may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend. The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than twelve months. If the transaction is not treated as a sale or exchange, the amount received upon a sale of shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender.

10. Documents in Proper Form. All questions as to validity, form, eligibility (including time of receipt) and acceptance of tenders of shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the offer or any defect in any tender of shares whether generally or with respect to any particular share(s) or shareholder(s). The Fund's interpretations of the terms and conditions of the offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be cured within such times as the Fund shall determine. Tenders of shares will not be deemed to have been made until the defects or irregularities have been cured or waived.
  Neither the Fund, its affiliates, nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.
                                   * * * * *
Neither the Fund nor its Board of Directors makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.
No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Repurchase Procedures. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For per share net asset value and other information, or for a copy of the Fund's prospectus, contact your financial consultant or call North American Funds at 1-800-872-8037.

                                            Dated: December 15, 2000